EXHIBIT 99.1

FORTRESS FINANCIAL GROUP, INC.
SCHEDULE OF SHARES OF COMMON STOCK REPURCHASED

	Amount of Stock
Date	Repurchased	Price per Share		Value		Note

June 3, 3008	376,941,669	US$	0.0139	US$	5,239,488.92	2

June 3, 2008	14,332,141,579	US$	0.0139	US$	199,216,768.00	3

July 8, 2008	500,000,000	US$	0.0144	US$	7,220,000.00	4

July 8 & 9, 2008	7,160,000,000	US$	0.0144	US$	103,390,500.00	5

July 16, 17 & 18, 2008	1,986,388,992	US$	0.0001	US$	198,638.90	6

July 21 & 22, 2008	1,000,000,000	US$	0.0001	US$	100,000.00	7

July 28 & 29, 2008	816,000,000	US$	0.0001	US$	81,600.00	8

August 11, 2008	312,000,000	US$	0.0003/4	US$	109,200.00	9

August 19 & 20, 2008	245,000,000	US$	0.0003	US$	73,500.00	10

August 28, 2008	860,000,000	US$	0.0003/4	US$	301,000.00	11

TOTAL:	27,588,472,240			US$ 315, 930,695,82

NOTES:-

1.	The Company's outstanding shares of Common Stock were in the amount of 59,150,850,057 at June 2, 2008.
2.
On June 3, 2008 the Company purchased an amount of 376,941,669 shares of its Common stock at a price of US$0.0139 per share of Common Stock. The cost of this repurchase was in the amount of US$5,239,488.92. This was settled through the transfer of an amount of 2,619,744,460 restricted shares of the Company's stockholding in Hunt Gold Corporation (HGLC.PK) and at a price of US$0.002 per share of Hunt Gold Corporation's Common Stock; to these stockholders of these shares of the Company's Common Stock. This was calculated at the Hunt Gold Corporation's market price of US$0.002 per share on July 3, 2008.

3.
On June 3, 2008 the Company purchased an amount of 14,332,141,579 shares of its Common stock at a price of US$0.0139 per share of Common Stock. The cost of this repurchase was in the amount of US$199,216,768. This was settled through the transfer of an amount of 342,003,035 Ordinary Shares of Western Diversified Mining Resources, Inc.'s stockholding in Bouse Mining Holdings plc and at a price of US$0.5825 per share of Bouse Mining Holdings plc Ordinary Stock; to the stockholders of these shares of the Company's Common Stock.

4.
On July 8, 2008 the Company purchased an amount of 500,000,000 "free trading" shares of its Common stock at a price of US$0.01444 per share of Common Stock. The cost of this repurchase was in the amount of US$7,220,000.00. This was settled through the transfer of an amount of 6,016,666,667 restricted shares of the Company's stockholding in Hunt Gold Corporation (HGLC.PK) and at a price of US$0.0012 per share of Hunt Gold Corporation's Common Stock; to the stockholders of these "free trading" shares of the Company's Common Stock. This was calculated at the Hunt Gold Corporation's market price of US$0.0012 per share on July 3, 2008.

5.
On July 8, 2008 and on July 9, 2008, the Company purchased an additional amount of 7,160,000,000 "free trading" shares of its Common stock at a price of US$0.01444 per share of Common Stock. The cost of this repurchase was in the amount of US$103,390,500. This was settled through the transfer of an amount of 177,494,421Ordinary Shares of Western Diversified Mining Resources, Inc.'s stockholding in Bouse Mining Holdings plc and at a price of US$0.5825 per share of Bouse Mining Holdings plc Ordinary Stock; to the stockholders of these shares of the Company's Common Stock.

6.
On July 16, 2008, July 17, 2008 and on July 18, 2008; the Company purchased an additional amount of 1,986,388,992 "free trading" shares of its Common stock at a price of US$0.0001 per share of Common Stock. This was settled in cash.

7.
On July 21, 2008 and on July 22, 2008; the Company purchased an additional amount of 1,000,000,000 "free trading" shares of its Common stock at a price of US$0.0001 per share of Common Stock. This was settled in cash.

8.
On July 28, 2008 and on July 29, 2008; the Company purchased an additional amount of 816,000,000 "free trading" shares of its Common stock at prices of US$0.0005 and US$0.0006 per share of Common Stock. This was settled in cash.

9.	On August 11, 2008; the Company repurchased a further amount of 312,000,000 "free trading" shares of its Common Stock at prices of US$0.0003 and 0.0004 per share. This was settled in cash.
10.	On August 19, 2008 and on August 20, 2008, the Company repurchased an additional amount of 245,000,000 shares of its Common Stock in the market and at a price of US$0.0003 per share.
11.	On August 29, 2008; the Company has repurchased an additional amount of 860,000,000 shares of its Common Stock in the market and at prices of US$0.0003 and US$0.0004 per share.